Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2006
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2006
(unaudited)
TABLE OF CONTENTS

Disclosures	3-4
Summary Financial Data	5-6
Consolidated Balance Sheets	7
Consolidated Net Operating Income	8
Funds From Operations (“FFO”) and Other Financial Information	9
Same Property Analysis	10
Leasing Activity and Occupancy Statistics	11
Tenant Concentration	12
Lease Expirations	13
Properties:
Description	14-21
Carrying Values, Percent Occupied and Base Rent Per Leased Sq. Ft	22-26
Debt Summary	27-29
Consolidated Joint Venture Properties	30-35

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2006
(unaudited)
Disclosures
Forward Looking Statements
     Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants; the continuing availability of suitable acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; changes in interest rates; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels or at expected times; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to repay or refinance debt obligations when due.
Basis of Presentation
     The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2006.
     Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At December 31, 2006, the Company owned a 95.7% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its four consolidated joint ventures, the Company has general partnership interests of 25% and 30% and, as the Company is the sole general partner and exercises substantial operating control over these entities, the Company has determined, pursuant to EITF 04-05, that such partnerships should be included in the consolidated financial statements. In addition, the Company has a 49% interest in an unconsolidated joint venture which owns a single-tenant office property.

Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure
     Funds From Operations (“FFO”) is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO because the Company considers it an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an FFO-based measure (1) as one of several criteria to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Loan Agreement relating to the Company’s secured revolving credit facility. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data
(unaudited)

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2006	2006	2006	2006	2005

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable Preferred Stock shares outstanding	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000
Closing market price	$26.63	$26.35	$26.22	$26.00	$26.45

Common shares outstanding	43,772,802	34,944,452	34,085,652	30,239,235	29,617,935
OP Units outstanding	1,984,064	1,837,099	1,837,099	1,565,144	1,545,808
Closing market price	$15.91	$16.17	$14.72	$15.84	$14.07

Equity market capitalization	$822,528,000	$688,300,000	$621,864,000	$596,081,000	$532,371,000
Pro rata share of outstanding debt	547,873,000	636,385,000	516,807,000	550,379,000	491,774,000

Total market capitalization	$1,370,401,000	$1,324,685,000	$1,138,671,000	$1,146,460,000	$1,024,145,000

Ratio of pro rata share of outstanding debt to total market capitalization	40.0%	48.0%	45.4%	48.0%	48.0%

	Three months ended
	Dec 31, 2006	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005
Total revenues	$34,263,000	$31,929,000	$30,308,000	$29,992,000	$24,821,000
Net income applicable to common shareholders	$2,539,000	$1,785,000	$2,134,000	$1,000,000	$1,455,000
Per common share (basic)	$0.07	$0.05	$0.07	$0.03	$0.05
Per common share (diluted)	$0.07	$0.05	$0.07	$0.03	$0.05
Dividends to common shareholders	$8,013,000	$7,752,000	$6,867,000	$6,701,000	$6,414,000
Per common share	$0.225	$0.225	$0.225	$0.225	$0.225
FFO	$11,723,000	$10,729,000	$10,012,000	$9,490,000	$8,332,000
Per common share/OP unit (basic)	$0.30	$0.30	$0.31	$0.30	$0.27
Per common share/OP unit (diluted)	$0.30	$0.30	$0.31	$0.30	$0.27

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	36,723,000	34,484,000	30,618,000	29,878,000	29,035,000
Additional shares for conversion of OP Units (basic)	1,924,000	1,837,000	1,632,000	1,556,000	1,545,000

Shares used in determination of FFO per share (basic)	38,647,000	36,321,000	32,250,000	31,434,000	30,580,000

Shares used in determination of diluted earnings per share	36,729,000	34,489,000	30,863,000	30,139,000	29,211,000
Additional shares for conversion of OP Units (diluted)	1,940,000	1,846,000	1,639,000	1,564,000	1,548,000

Shares used in determination of FFO per share (diluted)	38,669,000	36,335,000	32,502,000	31,703,000	30,759,000

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data (Continued)
(unaudited)

	Years ended Dec 31,
	2006	2005

Total revenues	$126,492,000	$78,941,000
Net income applicable to common shareholders	$7,458,000	$6,027,000
Per common share (basic)	$0.23	$0.25
Per common share (diluted)	$0.23	$0.25
Dividends to common shareholders	$21,320,000	$14,430,000
Per common share	$0.90	$0.90
FFO	$41,954,000	$25,923,000
Per common share/OP unit (basic)	$1.21	$1.03
Per common share/OP unit (diluted)	$1.21	$1.03

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	32,926,000	23,988,000
Additional shares for conversion of OP Units (basic)	1,737,000	1,202,000

Shares used in determination of FFO per share (basic)	34,663,000	25,190,000

Shares used in determination of diluted earnings per share	33,055,000	24,031,000
Additional shares for conversion of OP Units (diluted)	1,747,000	1,206,000

Shares used in determination of FFO per share (diluted)	34,802,000	25,237,000

	Dec 31,	Sep 30,	Jun 30,	Mar 30,	Dec 31,
	2006	2006	2006	2006	2005

Real estate, net	$1,177,139,000	$1,135,346,000	$1,006,939,000	$994,447,000	$946,457,000
Other assets	74,580,000	70,418,000	64,689,000	64,513,000	49,799,000

Total assets	$1,251,719,000	$1,205,764,000	$1,071,628,000	$1,058,960,000	$996,256,000

Total debt	$568,073,000	$656,668,000	$537,170,000	$569,799,000	$527,791,000
Other liabilities	70,595,000	66,797,000	58,349,000	64,082,000	44,405,000
Minority interests in consolidated joint ventures	9,132,000	9,143,000	9,202,000	9,930,000	12,339,000
Limited partners’ interest in consolidated OP	25,969,000	23,658,000	23,812,000	20,342,000	20,586,000
Shareholders’ equity	577,950,000	449,498,000	443,095,000	394,807,000	391,135,000

Total liabilities and equity	$1,251,719,000	$1,205,764,000	$1,071,628,000	$1,058,960,000	$996,256,000

Fixed-rate mortgages	$494,764,000	$396,247,000	$368,328,000	$366,907,000	$338,988,000
Variable-rate mortgages	4,839,000	45,291,000	44,362,000	43,412,000	41,323,000

Total mortgages	499,603,000	441,538,000	412,690,000	410,319,000	380,311,000
Secured revolving credit facility	68,470,000	215,130,000	124,480,000	159,480,000	147,480,000

Total debt	$568,073,000	$656,668,000	$537,170,000	$569,799,000	$527,791,000

Pro rata share of total debt	$547,873,000	$636,385,000	$516,807,000	$550,379,000	$491,774,000

Weighted average interest rates:
Fixed-rate mortgages	5.7%	5.7%	5.6%	5.7%	5.8%
Variable-rate mortgages	8.1%	7.3%	7.3%	6.8%	6.3%
Total mortgages	5.7%	5.9%	5.8%	5.8%	5.9%
Secured variable-rate revolving credit facility	6.6%	6.7%	6.6%	6.1%	5.6%
Total debt	5.8%	6.1%	6.0%	5.9%	5.8%

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets
(unaudited)

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2006	2006	2006	2006	2005

Assets:
Real estate:
Land	$250,460,000	$230,777,000	$198,841,000	$191,096,000	$180,951,000
Buildings and improvements	991,517,000	960,963,000	856,292,000	844,110,000	800,005,000

	1,241,977,000	1,191,740,000	1,055,133,000	1,035,206,000	980,956,000
Less accumulated depreciation	(64,838,000)	(56,394,000)	(48,194,000)	(40,759,000)	(34,499,000)

Real estate, net	1,177,139,000	1,135,346,000	1,006,939,000	994,447,000	946,457,000

Investments in unconsolidated joint ventures	3,644,000	—	—	1,346,000	—

Cash and cash equivalents	17,885,000	15,918,000	11,755,000	11,895,000	8,601,000
Cash at consolidated joint ventures	598,000	466,000	447,000	614,000	1,385,000
Other restricted cash	10,909,000	10,824,000	11,242,000	10,408,000	9,030,000
Receivables:
Rents and other, net	4,187,000	5,272,000	4,475,000	6,208,000	4,220,000
Straight-line rents	7,995,000	7,161,000	6,460,000	5,609,000	4,873,000
Other assets	6,921,000	9,430,000	10,326,000	9,060,000	4,051,000
Deferred charges, net:
Leasing costs	15,050,000	14,618,000	13,710,000	13,548,000	11,433,000
Financing costs	5,939,000	5,095,000	4,992,000	5,041,000	5,521,000
Other	1,452,000	1,634,000	1,282,000	784,000	685,000

Total assets	$1,251,719,000	$1,205,764,000	$1,071,628,000	$1,058,960,000	$996,256,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$499,603,000	$441,538,000	$412,690,000	$410,319,000	$380,311,000
Secured revolving credit facility	68,470,000	215,130,000	124,480,000	159,480,000	147,480,000
Accounts payable and accrued expenses	11,321,000	9,788,000	7,286,000	10,476,000	12,073,000
Tenant prepayments and security deposits	6,114,000	6,267,000	4,695,000	5,251,000	4,389,000
Unamortized intangible lease liabilities	53,160,000	50,742,000	46,368,000	48,355,000	27,943,000

Total liabilities	638,668,000	723,465,000	595,519,000	633,881,000	572,196,000

Minority interests in consolidated joint ventures	9,132,000	9,143,000	9,202,000	9,930,000	12,339,000
Limited partners’ interest in consolidated OP	25,969,000	23,658,000	23,812,000	20,342,000	20,586,000

Shareholders’ equity	577,950,000	449,498,000	443,095,000	394,807,000	391,135,000

Total liabilities and equity	$1,251,719,000	$1,205,764,000	$1,071,628,000	$1,058,960,000	$996,256,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Net Operating Income
(unaudited)

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2006	2006	2006	2006	2005

Revenues:
Rents:
Base rents	$23,967,000	$22,404,000	$20,728,000	$20,332,000	$17,769,000
Percentage rents	870,000	40,000	745,000	312,000	199,000
Straight-line rents	833,000	701,000	851,000	900,000	649,000
Amortization of intangible lease liabilities	2,585,000	3,042,000	2,043,000	2,628,000	1,211,000

	28,255,000	26,187,000	24,367,000	24,172,000	19,828,000
Expense recoveries	5,914,000	5,496,000	5,654,000	5,614,000	4,862,000
Other	94,000	246,000	287,000	206,000	131,000

	34,263,000	31,929,000	30,308,000	29,992,000	24,821,000

Expenses:
Operating, maintenance and management	5,620,000	5,258,000	5,334,000	6,168,000	4,065,000
Real estate and other property- related taxes	3,446,000	3,323,000	3,135,000	2,936,000	2,614,000

	9,066,000	8,581,000	8,469,000	9,104,000	6,679,000

Net operating income	25,197,000	23,348,000	21,839,000	20,888,000	18,142,000

Other income (expense):
General and administrative	(1,866,000)	(1,431,000)	(1,410,000)	(1,379,000)	(1,649,000)
Depreciation and amortization	(9,224,000)	(9,002,000)	(8,060,000)	(8,597,000)	(7,032,000)
Interest expense	(9,122,000)	(8,556,000)	(7,742,000)	(7,357,000)	(5,380,000)
Amortization of deferred financing costs	(445,000)	(341,000)	(333,000)	(329,000)	(300,000)
Interest income	249,000	155,000	121,000	116,000	40,000
Unconsolidated joint ventures:
Equity in income (loss)	110,000	—	(15,000)	(25,000)	—
Gain on sale of interest	—	—	141,000	—	—
Minority interests in consolidated joint ventures	(259,000)	(324,000)	(309,000)	(310,000)	(320,000)
Limited partners’ interest in consolidated OP	(131,000)	(95,000)	(114,000)	(53,000)	(77,000)

Net income	4,509,000	3,754,000	4,118,000	2,954,000	3,424,000

Preferred distribution requirements	(1,970,000)	(1,969,000)	(1,984,000)	(1,954,000)	(1,969,000)

Net income applicable to common shareholders	$2,539,000	$1,785,000	$2,134,000	$1,000,000	$1,455,000

Net operating income/Revenues	73.5%	73.1%	72.1%	69.6%	73.1%
Expense recovery percentage (a)	65.2%	64.0%	66.8%	61.7%	72.8%
Adjusted expense recovery percentage (a)	67.9%	68.3%	71.4%	67.1%	75.2%

(a)	The expense recovery percentage is computed by dividing expense recoveries by the sum of operating, maintenance, management and real estate and other property-related tax expenses. The adjusted expense recovery percentage eliminates the impact of the net provision for doubtful accounts (a non-recoverable expense included in operating, maintenance and management) in the amounts of $362,000, $538,000, $551,000, $735,000 and $214,000, respectively.

CEDAR SHOPPING CENTERS, INC.
Funds From Operations (“FFO”) And Other Financial Information
(unaudited)

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2006	2006	2006	2006	2005

Net income applicable to common shareholders	$2,539,000	$1,785,000	$2,134,000	$1,000,000	$1,455,000
Add (deduct):
Real estate depreciation and amortization	9,178,000	8,963,000	8,029,000	8,571,000	7,012,000
Limited partners’ interest	131,000	95,000	114,000	53,000	77,000
Minority interests in consolidated joint ventures	259,000	324,000	309,000	310,000	320,000
Minority interests’ share of FFO applicable to consolidated joint ventures	(396,000)	(438,000)	(446,000)	(466,000)	(532,000)
Equity in (income) loss of unconsolidated joint ventures	(110,000)	—	15,000	25,000	—
Gain on sale of interest in unconsolidated joint venture	—	—	(141,000)	—	—
FFO from unconsolidated joint ventures	122,000	—	(2,000)	(3,000)	—

Funds From Operations	$11,723,000	$10,729,000	$10,012,000	$9,490,000	$8,332,000

FFO per common share, assuming conversion of OP Units:
Basic	$0.30	$0.30	$0.31	$0.30	$0.27

Diluted	$0.30	$0.30	$0.31	$0.30	$0.27

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	36,723,000	34,484,000	30,618,000	29,878,000	29,035,000
Additional shares assuming conversion of OP Units (basic)	1,924,000	1,837,000	1,632,000	1,556,000	1,545,000

Shares used in determination of FFO per share (basic)	38,647,000	36,321,000	32,250,000	31,434,000	30,580,000

Shares used in determination of diluted earnings per share	36,729,000	34,489,000	30,863,000	30,139,000	29,211,000
Additional shares assuming conversion of OP Units (diluted)	1,940,000	1,846,000	1,639,000	1,564,000	1,548,000

Shares used in determination of FFO per share (diluted)	38,669,000	36,335,000	32,502,000	31,703,000	30,759,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions:
First generation (a)	$6,272,000	$6,211,000	$6,520,000	$8,686,000	$9,352,000

Second generation (b)	$2,870,000	$1,673,000	$1,358,000	$1,418,000	$1,241,000

Capitalized interest	$1,051,000	$1,078,000	$869,000	$678,000	$978,000

Scheduled debt amortization payments:
Stated contract amounts	$1,475,000	$1,343,000	$1,229,000	$1,569,000	$797,000

Carrying value amounts	$1,784,000	$1,639,000	$1,535,000	$1,849,000	$1,013,000

Straight-line rents	$812,000	$680,000	$825,000	$872,000	$614,000

Amortization of intangible lease liabilities	$2,569,000	$3,019,000	$2,022,000	$2,609,000	$1,184,000

Non-real estate amortization	$484,000	$374,000	$356,000	$348,000	$295,000

Stock-based compensation charged to operating expenses	$282,000	$176,000	$158,000	$113,000	$106,000

	As of
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2006	2006	2006	2006	2005

Land held for development and other real estate out of service (at cost) (c)	$61,822,000	$55,490,000	$55,897,000	$60,038,000	$55,875,000

(a)	First generation refers to expenditures related to development/redevelopment and expansion properties.

(b)	Second generation refers to expenditures related to stabilized properties.

(c)	Real estate out of service includes land under development, land held for future development, and the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis

	Three months ended Dec 31,		Year ended Dec 31,
	2006	2005	2006	2005

The number of properties that were owned throughout each of the comparative periods	71	71	30	30

Revenues:
Rents:
Base rents	$17,110,000	$16,120,000	$47,285,000	$42,963,000
Percentage rents	420,000	153,000	825,000	505,000
Straight-line rents	502,000	579,000	1,490,000	1,954,000
Amortization of intangible lease liabilities	1,087,000	1,121,000	4,244,000	3,529,000

	19,119,000	17,973,000	53,844,000	48,951,000
Expense recoveries (a)	4,027,000	4,359,000	11,796,000	12,757,000
Other	27,000	46,000	315,000	122,000

Total revenues	23,173,000	22,378,000	65,955,000	61,830,000

Operating expenses (a):
Operating, maintenance and management	3,179,000	3,241,000	10,898,000	10,130,000
Real estate and other propertry-related taxes	2,372,000	2,178,000	6,066,000	5,739,000

Total expenses	5,551,000	5,419,000	16,964,000	15,869,000

Net operating income	$17,622,000	$16,959,000	$48,991,000	$45,961,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$990,000	6.1%	$4,322,000	10.1%
Percentage rents	267,000	174.5%	320,000	63.4%
Straight-line rents	(77,000)	-13.3%	(464,000)	-23.7%
Amortrization of intangible lease liabilities	(34,000)	-3.0%	715,000	20.3%

	1,146,000	6.4%	4,893,000	10.0%
Expense recoveries	(332,000)	-7.6%	(961,000)	-7.5%
Other	(19,000)	-41.3%	193,000	158.2%

Total revenues	795,000	3.6%	4,125,000	6.7%

Expenses:
Operating, maintenance and management	(62,000)	-1.9%	768,000	7.6%
Real estate and other propertry-related taxes	194,000	8.9%	327,000	5.7%

Total expenses	132,000	2.4%	1,095,000	6.9%

Net operating income	$663,000	3.9%	$3,030,000	6.6%

(a)	Expense recoveries are based principally on property-level operating expenses. The net provision for doubtful accounts (a non-recoverable expense included in operating, maintenance and management) amounted to $237,000, $193,000, $1,573,000 and $647,000, respectively.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2006	2006	2006	2006	2005

Renewals

Number of leases	17	14	8	25	7
Aggregate square feet	51,000	28,000	23,000	138,000	19,000
Average square feet	3,000	2,000	2,875	5,520	2,714
Average expiring base rent psf	$16.28	$14.10	$13.08	$9.69	$15.09
Average new base rent psf	$16.84	$15.99	$13.92	$10.01	$16.21
% increase in base rent	3.44%	13.40%	6.42%	3.30%	7.42%

New leases

Number of leases	20	20	17	14	23
Aggregate square feet	134,000	123,000	119,000	51,000	157,000
Average square feet	6,700	6,150	7,000	3,643	6,826
Average new base rent psf	$13.07	$15.71	$13.87	$8.22	$12.79

Terminated leases

Number of leases	20	26	17	8	10
Aggregate square feet	38,000	141,000	51,000	16,000	29,000
Average square feet	1,900	5,423	3,000	2,000	2,900
Average old base rent psf	$14.51	$10.33	$14.92	$14.48	$18.47

	As of
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2006	2006	2006	2006	2005

Occupancy statistics

Stabilized properties:
Wholly-owned	95.2%	94.1%	95.0%	94.7%	95.1%
Consolidated joint ventures	100.0%	100.0%	100.0%	100.0%	100.0%

Total stabilized properties	95.5%	94.4%	95.3%	95.1%	95.5%

Development/redevelopment and other non-stabilized properties	64.4%	62.9%	73.3%	73.5%	71.8%

Total operating portfolio	92.5%	91.4%	92.1%	91.1%	90.8%

CEDAR SHOPPING CENTERS, INC.
Tenant Concentration
As of December 31, 2006
(unaudited)

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq ft	base rents

Top ten tenants (a):
Giant Foods/Stop & Shop	17	1,036,000	10.3%	$13,654,000	$13.18	13.9%
SuperValu/Farm Fresh/Shop ’n Save/Shaw’s/Acme	12	713,000	7.1%	6,301,000	8.84	6.4%
Discount Drug Mart	13	332,000	3.3%	3,072,000	9.25	3.1%
LA Fitness	4	168,000	1.7%	2,422,000	14.42	2.5%
CVS/Eckerd	15	161,000	1.6%	2,358,000	14.65	2.4%
Staples	7	151,000	1.5%	2,063,000	13.66	2.1%
Food Lion/Hannaford	7	248,000	2.5%	2,021,000	8.15	2.1%
A&P/Super Fresh	2	116,000	1.2%	1,540,000	13.28	1.6%
Boscov’s	2	347,000	3.4%	1,471,000	4.24	1.5%
Ukrop’s Super Markets	2	106,000	1.1%	1,423,000	13.42	1.5%

Sub-total top ten tenants	81	3,378,000	33.6%	36,325,000	10.75	37.0%

Remaining tenants	964	5,933,000	59.0%	61,754,000	10.41	63.0%

Sub-total all tenants	1,045	9,311,000	92.5%	98,079,000	10.53	100.0%

Vacant space (b)	n/a	750,000	7.5%	n/a	n/a	n/a

Total (including vacant space)	1,045	10,061,000	100.0%	$98,079,000	$9.75	n/a

(a)	Based on annualized base rent.

(b)	Includes vacant space at properties undergoing development and/or redevelopment activities.

CEDAR SHOPPING CENTERS, INC.
Lease Expirations
As of December 31, 2006
(unaudited)

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	63	143,000	1.5%	$1,733,000	$12.12	1.8%
2007	150	435,000	4.7%	5,782,000	13.29	5.9%
2008	155	762,000	8.2%	8,774,000	11.51	8.9%
2009	160	865,000	9.3%	8,624,000	9.97	8.8%
2010	124	1,135,000	12.2%	10,557,000	9.30	10.8%
2011	108	733,000	7.9%	7,849,000	10.71	8.0%
2012	62	490,000	5.3%	4,731,000	9.66	4.8%
2013	29	255,000	2.7%	2,494,000	9.78	2.5%
2014	30	535,000	5.7%	4,856,000	9.08	5.0%
2015	33	391,000	4.2%	4,028,000	10.30	4.1%
2016	35	448,000	4.8%	4,385,000	9.79	4.5%
Thereafter	96	3,119,000	33.5%	34,266,000	10.99	34.9%

	1,045	9,311,000	100.0%	98,079,000	10.53	100.0%

Vacant space (a)	n/a	750,000	n/a	n/a	n/a	n/a

Total portfolio	1,045	10,061,000	n/a	$98,079,000	$9.75	n/a

(a)	Includes vacant space at properties undergoing development and/or redevelopment activities.
     At December 31, 2006, the Company had a portfolio of 97 properties totaling approximately 10.1 million square feet of GLA, including 93 wholly-owned properties comprising approximately 9.6 million square feet and four properties owned through joint ventures comprising approximately 485,000 square feet. The portfolio of wholly-owned properties was comprised of (1) 86 “stabilized” properties (those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of December 31, 2006), with an aggregate of 8.6 million square feet of GLA, which were approximately 95% leased, (2) three development/redevelopment properties with an aggregate of 650,000 square feet of GLA, which were approximately 61% leased, and (3) four non-stabilized properties with an aggregate of 305,000 square feet of GLA, which are presently being re-tenanted and which were approximately 71% leased. The four properties owned in joint venture are all “stabilized” properties and have a 100% occupancy percentage. The entire 97 property portfolio was approximately 93% leased at December 31, 2006.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of December 31, 2006

				Gross
				leasable	Year built/	Major tenants [20,000 or more sq. ft. of GLA]
		Year	Percent	area	year last	and tenants at single-tenant properties
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	Lease expiration

Wholly-Owned Stabilized Properties (1):
Academy Plaza	PA	2001	100%	152,878	1965/1998	Acme Markets	50,918	9/30/2018

Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	4/30/2019

Camp Hill	PA	2002	100%	468,462	1958/2005	Boscov’s	167,597	9/30/2010
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2011
						Staples	20,000	6/30/2015

Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016

Carrolton Discount Drug Mart Plaza	OH	2005	100%	40,480	2000	Discount Drug Mart	25,480	3/31/2016

Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	Discount Drug Mart	24,592	3/31/2019

Coliseum Marketplace	VA	2005	100%	105,181	1987/2005	Farm Fresh	57,662	1/31/2021

Columbus Crossing	PA	2003	100%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	9/30/2008
						AC Moore	22,000	9/30/2011

CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017

CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020

CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019

CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017

CVS at Westfield	NY	2005	100%	10,125	2000	CVS	10,125	1/31/2023

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2006

				Gross
				leasable	Year built/	Major tenants [20,000 or more sq. ft. of GLA]
		Year	Percent	area	year last	and tenants at single-tenant properties
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	Lease expiration

Dover Discount Drug Mart Plaza	OH	2005	100%	38,409	2002	Discount Drug Mart	24,516	3/31/2013

East Chestnut	PA	2005	100%	21,180	1996

Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2011

Fairfield Plaza	CT	2005	100%	71,979	2001/2005	TJ Maxx	25,257	8/31/2013
						Staples	20,388	10/31/2019

Family Dollar at Akron	OH	2005	100%	6,900	2000	Family Dollar	6,900	12/31/2009

Fieldstone Marketplace	MA	2005	100%	193,970	1988/2003	Shaw’s Supermarket	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023

FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011

FirstMerit Bank at Cuyahoga Falls	OH	2006	100%	18,300	1973/2003	FirstMerit Bank	18,300	3/31/2010

Franklin Village Plaza	MA	2004	100%	302,169	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2009

Gabriel Brothers Plaza	OH	2005	100%	81,891	1970’s/2004	Gabriel Brothers	57,193	5/31/2014

Gahanna Discount Drug Mart Plaza	OH	2006	100%	48,667	2003	Discount Drug Mart	24,592	3/31/2020

General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014

Gold Star Plaza	PA	2006	100%	71,729	1988	Redner’s	47,329	3/16/2019

Golden Triangle	PA	2003	100%	195,181	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	5/31/2010
						Staples	24,060	5/31/2012

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2006

				Gross
				leasable	Year built/	Major tenants [20,000 or more sq. ft. of GLA]
		Year	Percent	area	year last	and tenants at single-tenant properties
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	Lease expiration

Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025

Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015

Hudson Discount Drug Mart Plaza	OH	2005	100%	32,259	2000	Discount Drug Mart	32,259	3/31/2017

Jordan Lane	CT	2005	100%	181,735	1969/1991	Stop & Shop	60,632	9/30/2010
						AJ Wright	39,280	3/31/2015
						Friendly Fitness	20,283	8/31/2014

Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014

Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2009

Kingston Plaza	NY	2006	100%	18,347

LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018

Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023

Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	Discount Drug Mart	24,596	3/31/2019

Long Reach Village	MD	2006	100%	105,081	1973/1998	Safeway	53,684	7/31/2018

Majestic Plaza	MI	2005	100%	79,180	1960’s/2003	A&P	54,650	8/31/2022

McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	46,000	11/30/2011

McDonalds / Waffle House at Medina	OH	2005	100%	6,000	2003

Meadows Marketplace	PA	2004	100%	85,930	2005	Giant Foods	65,507	10/31/2025

Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024

Ontario Discount Drug Mart Plaza	OH	2005	100%	38,423	2002	Discount Drug Mart	25,525	3/31/2018

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2006

				Gross
				leasable	Year built/	Major tenants [20,000 or more sq. ft. of GLA]
		Year	Percent	area	year last	and tenants at single-tenant properties
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	Lease expiration

Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019

Oakhurst Plaza	PA	2006	100%	110,669	1980/2001	Giant Foods	62,320	1/31/2019

Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018

Palmyra Shopping Center	PA	2005	100%	112,328	1960/1995	Weis Markets	46,181	3/31/2010

Pennsboro Commons	PA	2005	100%	109,784	1999	Giant Foods	68,624	8/10/2019

Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	Discount Drug Mart	25,852	3/31/2018

Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	Peebles	24,963	1/31/2022

Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	Discount Drug Mart	25,855	3/31/2017

Pondside Plaza	NY	2005	100%	19,340	2003

Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2008
						Pep Boys	20,615	2/28/2009

Powell Discount Drug Mart Plaza	OH	2005	100%	49,772	2001	Discount Drug Mart	25,852	3/31/2018

Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020

River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Pep Boys	22,000	9/30/2014

Shaw’s Plaza	MA	2006	100%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2008

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2006

				Gross
				leasable	Year built/	Major tenants [20,000 or more sq. ft. of GLA]
		Year	Percent	area	year last	and tenants at single-tenant properties
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	Lease expiration

Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	Discount Drug Mart	24,596	3/31/2019

Shoppes at Salem Run	VA	2005	100%	15,100	2005

Shore Mall	NJ	2006	100%	620,968	1960/1980	Boscov’s	172,200	9/19/2018
						Value City	144,000	4/30/2009
						Burlington Coat Factory	85,000	11/30/2009
						K&G	33,295	2/28/2017

Smithfield Plaza	VA	2005	100%	45,544	1988	Farm Fresh	45,544	1/31/2014

South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Nat’l Wholesale Liquidators	30,000	1/31/2016
						Modell’s	20,000	1/31/2018

St James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020

Staples at Oswego	NY	2005	100%	23,884	2000	Staples	23,884	2/28/2015

Stonehedge Square	PA	2006	100%	90,126	1990/2006	Nell’s Market	51,786	5/31/2026

Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014

Sunset Crossing	PA	2003	100%	74,142	2002	Giant Foods	54,332	6/30/2022

Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016

The Brickyard	CT	2004	100%	274,553	1990	Sam’s Club	109,755	1/31/2010
						Home Depot	103,003	1/31/2010
						Syms	38,000	3/31/2010

The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop ’n Save	52,654	10/7/2015

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2006

				Gross
				leasable	Year built/	Major tenants [20,000 or more sq. ft. of GLA]
		Year	Percent	area	year last	and tenants at single-tenant properties
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	Lease expiration

The Point	PA	2000	100%	255,447	1972/2001	Burlington Coat Factory	76,665	1/31/2011
						Giant Foods	55,000	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2008

The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2010
						Office Max	22,645	10/1/2012
						Dunham Sports	21,300	1/31/2016

The Shops at Suffolk Downs	MA	2005	100%	85,777	2005	Stop & Shop	74,977	9/30/2025

Townfair Center	PA	2004	100%	203,531	2002	Lowe’s Home Centers	95,173	12/31/2015
						Shop ’n Save	50,000	2/28/2012

Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	29,421	11/30/2008
						Trexlertown Fitness Club	28,870	2/28/2010

Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2010
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2007

Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017

Ukrop’s at Glen Allen	VA	2005	100%	43,000	2000	Ukrop’s Supermarket	43,000	2/15/2010

Valley Plaza	MD	2003	100%	191,189	1975/1994	K-Mart	95,810	9/30/2009
						Ollie’s Bargain Outlet	41,888	3/31/2011
						Tractor Supply	32,095	5/31/2010

Virginia Center Commons	VA	2005	100%	9,763	2002

Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014

Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2011

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2006

				Gross
				leasable	Year built/	Major tenants [20,000 or more sq. ft. of GLA]
		Year	Percent	area	year last	and tenants at single-tenant properties
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	Lease expiration

Washington Center Shoppes	NJ	2001	100%	154,240	1979/1995	Acme Markets	66,046	12/2/2020
						Powerhouse Gym	20,742	12/31/2012

Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	BG Storage	31,295	1/31/2016
						Discount Drug Mart	24,480	3/31/2021

Total Wholly-Owned Stabilized Properties				8,621,656

Properties Owned in Joint Venture (2)
Fairview Plaza	PA	2003	30%	69,579	1992	Giant Foods	59,237	2/28/2017

Halifax Plaza	PA	2003	30%	54,150	1994	Giant Foods	32,000	10/31/2019

Loyal Plaza	PA	2002	25%	293,825	1969/2000	K-Mart	102,558	8/31/2011
						Giant Foods	66,935	10/31/20019
						Staples	20,555	11/30/2014

Newport Plaza	PA	2003	30%	66,789	1996	Giant Foods	43,400	5/31/2021
Total Consolidated Joint Ventures				484,343

Total Stabilized Properties				9,105,999

Development/Redevelopment and Other Non-Stabilized Properties (1):
Centerville Discount Drug Mart Plaza	OH	2005	100%	49,494	2000	Discount Drug Mart	24,012	3/31/2016

Columbia Mall	PA	2005	100%	351,866	1988	Sears	64,264	10/24/2013
						Bon-Ton	45,000	10/31/2008
						JC Penney	34,076	10/31/2008

Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012

Huntingdon Plaza	PA	2004	100%	151,697	1972 - 2003	Peebles	22,060	1/31/2018

Lake Raystown Plaza	PA	2004	100%	145,727	1995	Giant Foods	61,435	10/31/2026

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2006

				Gross
				leasable	Year built/	Major tenants [20,000 or more sq. ft. of GLA]
		Year	Percent	area	year last	and tenants at single-tenant properties
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	Lease expiration

Onatario Discount Drug Mart Plaza	OH	2005	100%	38,373	2002	Discount Drug Mart	25,475	3/31/2018

Value City Shopping Center	MI	2005	100%	117,000	1950’s/2003	Value City	85,000	1/31/2008
Total Non-Stabilized Properties				955,157

Total Portfolio (3):				10,061,156

(1)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of December 31, 2006. Centerville Discount Drug Mart Plaza, Dunmore Shopping Center, Ontario Discount Drug Mart Plaza, and Value City Shopping Center are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.

(2)	The terms of the respective joint venture agreements provide, among other things, that the minority interest partners receive certain preference returns on their investments prior to any distributions to the Company.

(3)	In addition, the Company has a 49% interest in an unconsolidated joint venture, which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of December 31, 2006

								Gross
			Financial statement carrying value					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Wholly-Owned Stabilized Properties (1):
Academy Plaza	PA	100%	$2,406,000	$10,631,000	$13,037,000	$1,395,000	$11,642,000	152,878	86.3%	$12.24
Annie Land Plaza	VA	100%	809,000	3,857,000	4,666,000	52,000	4,614,000	42,500	100.0%	9.10
Camp Hill	PA	100%	4,460,000	59,352,000	63,812,000	2,965,000	60,847,000	468,462	97.6%	12.50
Carbondale Plaza	PA	100%	1,586,000	9,883,000	11,469,000	948,000	10,521,000	129,915	83.4%	5.54
Carrolton Discount Drug Mart Plaza	OH	100%	713,000	3,332,000	4,045,000	217,000	3,828,000	40,480	100.0%	7.92
Clyde Discount Drug Mart Plaza	OH	100%	451,000	2,329,000	2,780,000	163,000	2,617,000	34,592	82.7%	8.85
Coliseum Marketplace	VA	100%	3,443,000	16,573,000	20,016,000	959,000	19,057,000	105,181	100.0%	14.35
Columbus Crossing	PA	100%	4,579,000	19,140,000	23,719,000	1,767,000	21,952,000	142,166	100.0%	16.04
CVS at Bradford	PA	100%	291,000	1,468,000	1,759,000	91,000	1,668,000	10,722	100.0%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	103,000	2,282,000	10,195	100.0%	17.49
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	88,000	2,094,000	10,125	100.0%	16.50
CVS at Portage Trail	OH	100%	341,000	1,603,000	1,944,000	85,000	1,859,000	10,722	100.0%	13.00
CVS at Westfield	NY	100%	339,000	1,558,000	1,897,000	75,000	1,822,000	10,125	100.0%	15.74
Dover Discount Drug Mart Plaza	OH	100%	563,000	2,794,000	3,357,000	302,000	3,055,000	38,409	100.0%	8.14
East Chestnut	PA	100%	800,000	3,699,000	4,499,000	338,000	4,161,000	21,180	100.0%	16.26
Elmhurst Square	VA	100%	1,359,000	5,944,000	7,303,000	—	7,303,000	66,250	100.0%	8.47
Fairfield Plaza	CT	100%	2,051,000	8,837,000	10,888,000	417,000	10,471,000	71,979	93.8%	13.79
Family Dollar at Zanesville	OH	100%	82,000	569,000	651,000	100,000	551,000	6,900	100.0%	8.70
Fieldstone Marketplace	MA	100%	5,229,000	21,403,000	26,632,000	790,000	25,842,000	193,970	100.0%	10.19
FirstMerit Bank at Akron	OH	100%	169,000	737,000	906,000	43,000	863,000	3,200	100.0%	23.51
FirstMerit Bank at Cuyahoga Falls	OH	100%	264,000	1,304,000	1,568,000	4,000	1,564,000	18,300	100.0%	6.03
Franklin Village Plaza	MA	100%	13,817,000	59,124,000	72,941,000	4,881,000	68,060,000	302,169	93.7%	19.48
Gabriel Brothers Plaza	OH	100%	947,000	3,707,000	4,654,000	165,000	4,489,000	81,891	92.6%	4.93
Gahanna Discount Drug Mart Plaza	OH	100%	1,379,000	5,385,000	6,764,000	45,000	6,719,000	48,667	87.7%	14.05
General Booth Plaza	VA	100%	1,935,000	9,505,000	11,440,000	695,000	10,745,000	73,320	100.0%	11.82
Gold Star Plaza	PA	100%	1,646,000	6,519,000	8,165,000	166,000	7,999,000	71,729	97.8%	9.01
Golden Triangle	PA	100%	2,320,000	15,140,000	17,460,000	1,468,000	15,992,000	195,181	85.3%	10.76
Hamburg Commons	PA	100%	1,153,000	9,743,000	10,896,000	565,000	10,331,000	99,580	100.0%	6.40
Hannaford Plaza	MA	100%	1,874,000	8,453,000	10,327,000	85,000	10,242,000	102,459	94.9%	7.61
Hudson Discount Drug Mart Plaza	OH	100%	770,000	3,535,000	4,305,000	192,000	4,113,000	32,259	100.0%	10.21

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2006

								Gross
			Financial statement carrying value					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Jordan Lane	CT	100%	4,291,000	20,871,000	25,162,000	837,000	24,325,000	181,735	96.0%	9.39
Kempsville Crossing	VA	100%	2,207,000	11,000,000	13,207,000	763,000	12,444,000	94,477	100.0%	10.81
Kenley Village	MD	100%	726,000	3,533,000	4,259,000	490,000	3,769,000	51,894	100.0%	7.89
Kingston Plaza	NY	100%	2,827,000	2,223,000	5,050,000	5,000	5,045,000	18,347	84.1%	26.53
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	333,000	7,305,000	41,000	100.0%	18.09
Liberty Marketplace	PA	100%	2,695,000	12,763,000	15,458,000	560,000	14,898,000	68,200	94.7%	17.00
Lodi Discount Drug Mart Plaza	OH	100%	704,000	3,400,000	4,104,000	231,000	3,873,000	38,576	100.0%	9.27
Long Reach Village	MD	100%	1,715,000	8,554,000	10,269,000	106,000	10,163,000	105,081	91.4%	10.50
Majestic Plaza	MI	100%	2,352,000	9,223,000	11,575,000	380,000	11,195,000	79,180	85.5%	15.75
McCormick Place	OH	100%	847,000	4,038,000	4,885,000	324,000	4,561,000	46,000	100.0%	8.34
McDonalds/Waffle House at Medina	OH	100%	737,000	132,000	869,000	13,000	856,000	6,000	100.0%	11.70
Meadows Marketplace	PA	100%	1,914,000	11,082,000	12,996,000	270,000	12,726,000	85,930	91.1%	14.17
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	472,000	14,396,000	51,500	100.0%	20.90
Oak Ridge Shopping Center	VA	100%	959,000	4,254,000	5,213,000	13,000	5,200,000	38,700	100.0%	10.25
Oakhurst Plaza	PA	100%	4,538,000	18,177,000	22,715,000	287,000	22,428,000	110,669	100.0%	14.09
Oakland Mills	MD	100%	1,611,000	6,312,000	7,923,000	371,000	7,552,000	58,224	100.0%	12.20
Palmyra Shopping Center	PA	100%	1,490,000	6,575,000	8,065,000	361,000	7,704,000	112,328	96.3%	5.38
Pennsboro Commons	PA	100%	3,608,000	14,263,000	17,871,000	612,000	17,259,000	109,784	95.6%	13.97
Pickerington Discount Drug Mart Plaza	OH	100%	1,186,000	5,396,000	6,582,000	340,000	6,242,000	47,810	89.7%	11.88
Pine Grove Plaza	NJ	100%	1,622,000	6,499,000	8,121,000	610,000	7,511,000	79,306	100.0%	10.75
Polaris Discount Drug Mart Plaza	OH	100%	1,242,000	5,820,000	7,062,000	462,000	6,600,000	50,283	100.0%	12.05
Pondside Plaza	NY	100%	365,000	1,617,000	1,982,000	113,000	1,869,000	19,340	100.0%	8.20
Port Richmond Village	PA	100%	2,942,000	12,341,000	15,283,000	1,596,000	13,687,000	154,908	97.1%	12.23
Powell Discount Drug Mart Plaza	OH	100%	1,379,000	6,131,000	7,510,000	437,000	7,073,000	49,772	96.9%	12.06
Rite Aid at Massillon	OH	100%	442,000	2,014,000	2,456,000	97,000	2,359,000	10,125	100.0%	17.91
River View Plaza I, II and III	PA	100%	9,718,000	43,618,000	53,336,000	4,216,000	49,120,000	244,225	80.2%	18.17
Shaw’s Plaza	MA	100%	5,780,000	24,930,000	30,710,000	380,000	30,330,000	176,609	98.6%	10.02
Shelby Discount Drug Mart Plaza	OH	100%	671,000	3,266,000	3,937,000	245,000	3,692,000	36,596	100.0%	9.40
Shoppes at Salem Run	VA	100%	1,076,000	4,263,000	5,339,000	130,000	5,209,000	15,100	100.0%	22.66
Shore Mall	NJ	100%	7,180,000	38,877,000	46,057,000	1,120,000	44,937,000	620,968	96.6%	7.48
Smithfield Plaza	VA	100%	1,049,000	5,220,000	6,269,000	290,000	5,979,000	45,544	100.0%	10.04
South Philadelphia	PA	100%	8,222,000	37,691,000	45,913,000	3,769,000	42,144,000	283,415	98.1%	13.03
St James Square	MD	100%	586,000	4,444,000	5,030,000	315,000	4,715,000	39,903	100.0%	11.23
Staples at Oswego	NY	100%	635,000	3,000,000	3,635,000	183,000	3,452,000	23,884	100.0%	11.99

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2006

								Gross
			Financial statement carrying value					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Stonehedge Square	PA	100%	2,732,000	11,614,000	14,346,000	201,000	14,145,000	90,126	94.0%	11.28
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	430,000	8,208,000	67,216	100.0%	9.40
Sunset Crossing	PA	100%	2,150,000	9,011,000	11,161,000	809,000	10,352,000	74,142	92.8%	14.41
Swede Square	PA	100%	2,268,000	8,477,000	10,745,000	1,157,000	9,588,000	98,792	100.0%	13.64
The Brickyard	CT	100%	6,465,000	28,699,000	35,164,000	2,257,000	32,907,000	274,553	100.0%	8.95
The Commons	PA	100%	3,098,000	14,048,000	17,146,000	1,601,000	15,545,000	175,121	92.7%	9.87
The Point	PA	100%	2,996,000	21,903,000	24,899,000	3,404,000	21,495,000	255,447	92.5%	10.85
The Point at Carlisle Plaza	PA	100%	2,235,000	11,110,000	13,345,000	725,000	12,620,000	182,859	92.0%	6.99
The Shops at Suffolk Downs	MA	100%	3,564,000	11,116,000	14,680,000	448,000	14,232,000	85,777	90.9%	10.58
Townfair Center	PA	100%	3,022,000	14,197,000	17,219,000	1,464,000	15,755,000	203,531	95.6%	7.65
Trexler Mall	PA	100%	6,934,000	31,680,000	38,614,000	1,139,000	37,475,000	339,363	96.4%	8.25
Trexlertown Plaza	PA	100%	5,261,000	23,869,000	29,130,000	398,000	28,732,000	241381	82.7%	10.65
Ukrops at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	404,000	15,567,000	63,000	100.0%	16.44
Ukrops at Glen Allen	VA	100%	6,769,000	213,000	6,982,000	54,000	6,928,000	43,000	100.0%	9.01
Valley Plaza	MD	100%	1,950,000	7,967,000	9,917,000	711,000	9,206,000	191,189	100.0%	4.45
Virginia Center Commons	VA	100%	992,000	3,860,000	4,852,000	157,000	4,695,000	9,763	100.0%	31.56
Virginia Little Creek	VA	100%	1,650,000	8,350,000	10,000,000	456,000	9,544,000	69,620	100.0%	10.52
Wal-Mart Center	CT	100%	—	11,848,000	11,848,000	988,000	10,860,000	155,842	94.9%	5.64
Washington Center Shoppes	NJ	100%	1,811,000	8,219,000	10,030,000	1,209,000	8,821,000	154,240	97.5%	7.64
Westlake Discount Drug Mart Plaza	OH	100%	1,004,000	3,905,000	4,909,000	120,000	4,789,000	55,775	100.0%	7.28

Total Wholly-Owned Stabilized Properties			198,596,000	908,816,000	1,107,412,000	58,027,000	1,049,385,000	8,621,656	95.2%	10.84

Properties Owned in Joint Venture (2)
Fairview Plaza	PA	30%	1,811,000	7,438,000	9,249,000	744,000	8,505,000	69,579	100.0%	11.73
Halifax Plaza	PA	30%	1,102,000	4,704,000	5,806,000	460,000	5,346,000	54,150	100.0%	11.00
Loyal Plaza	PA	25%	3,853,000	17,051,000	20,904,000	2,089,000	18,815,000	293,825	100.0%	7.57
Newport Plaza	PA	30%	1,316,000	5,452,000	6,768,000	534,000	6,234,000	66,789	100.0%	10.90

Total Consolidated Joint Ventures			8,082,000	34,645,000	42,727,000	3,827,000	38,900,000	484,343	100.0%	9.01

Total Stabilized Properties			206,678,000	943,461,000	1,150,139,000	61,854,000	1,088,285,000	9,105,999	95.5%	10.74

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2006

								Gross
			Financial statement carrying value					leasable			Average
		Percent		Buildings and	Total	Accumulated	Net book	area		Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)		occupied	leased sq. ft.

Development/Redevelopment and Other Non-Stabilized Properties (1):
Centerville Discount Drug Mart Plaza	OH	100%	780,000	3,627,000	4,407,000	261,000	4,146,000	49,494		72.3%	10.98
Columbia Mall	PA	100%	2,855,000	16,334,000	19,189,000	766,000	18,423,000	351,866		66.3%	7.57
Dunmore Shopping Center	PA	100%	565,000	2,243,000	2,808,000	154,000	2,654,000	101,000		66.2%	3.35
Huntingdon Plaza	PA	100%	933,000	4,614,000	5,547,000	410,000	5,137,000	151,697		45.0%	6.58
Lake Raystown Plaza	PA	100%	2,231,000	13,775,000	16,006,000	1,032,000	14,974,000	145,727		65.4%	15.26
Ontario Discount Drug Mart Plaza	OH	100%	809,000	3,645,000	4,454,000	240,000	4,214,000	38,373		79.4%	8.32
Value City Shopping Center	MI	100%	189,000	1,326,000	1,515,000	121,000	1,394,000	117,000		72.6%	1.98

Total Non-Stabilized Properties			8,362,000	45,564,000	53,926,000	2,984,000	50,942,000	955,157		64.4%	7.66

Total Operating Portfolio			215,040,000	989,025,000	1,204,065,000	64,838,000	1,139,227,000	10,061,156		92.5%	$10.53

Land Held For Development:
Bergestrasse	PA	100%	1,640,000	5,000	1,645,000	—	1,645,000	7.70	acres
Blue Mountain Common	PA	100%	13,742,000	394,000	14,136,000	—	14,136,000	34.00	acres
Columbia Mall	PA	100%	1,466,000	114,000	1,580,000	—	1,580,000	46.00	acres
Halifax Plaza	PA	100%	1,107,000	706,000	1,813,000	—	1,813,000	14.00	acres
Kinderhook	NY	100%	1,678,000	12,000	1,690,000	—	1,690,000	2.60	acres
Pine Grove Plaza	NJ	100%	388,000	—	388,000	—	388,000	2.80	acres
The Shops at Suffolk Downs	MA	100%	4,016,000	276,000	4,292,000	—	4,292,000	0.84	acres
Shore Mall	NJ	100%	2,018,000	—	2,018,000	—	2,018,000	50.00	acres
Trexlertown Plaza	PA	100%	8,087,000	285,000	8,372,000	—	8,372,000	34.90	acres
Trindle Spring	PA	100%	1,028,000	46,000	1,074,000	—	1,074,000	2.10	acres
Washington Center Shoppes	NJ	100%	250,000	654,000	904,000	—	904,000	1.00	acres

Total Land Held For Development			35,420,000	2,492,000	37,912,000	—	37,912,000	195.94	acres

Total Carrying Value			$250,460,000	$991,517,000	$1,241,977,000	$64,838,000	$1,177,139,000

Unconsolidated Joint Venture (3)							$3,644,000

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq. Ft. (Continued)
As of December 31, 2006

(1)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of December 31, 2006. Centerville Discount Drug Mart Plaza, Dunmore Shopping Center, Ontario Discount Drug Mart Plaza, and Value City Shopping Center are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.

(2)	The terms of the respective joint venture agreements provide, among other things, that the minority interest partners receive certain preference returns on their investments prior to any distributions to the Company.

(3)	The Company has a 49% interest in an unconsolidated joint venture which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of December 31, 2006
(unaudited)

			Carrying value amounts			Stated contract amounts
				Balances			Balances
	Percent	Maturity	Int.	Dec 31	Dec 31	Int.	Dec 31	Dec 31
Property	Owned	Date	rate	2006	2005	rate	2006	2005

Fixed-rate mortgages:
The Point	100.0%	Sep 2012	7.6%	$18,566,000	$18,928,000	7.6%	$18,566,000	$18,928,000
Academy Plaza	100.0%	Mar 2013	7.3%	9,952,000	10,121,000	7.3%	9,952,000	10,121,000
Port Richmond Village	100.0%	Apr 2008	7.2%	10,781,000	10,965,000	7.2%	10,781,000	10,965,000
Washington Center Shoppes	100.0%	Nov 2007	7.5%	5,571,000	5,663,000	7.5%	5,571,000	5,663,000
Red Lion (a)	20.0%	Feb 2010	8.9%	—	16,310,000	8.9%	—	16,310,000
Loyal Plaza	25.0%	Jun 2011	7.2%	13,204,000	13,374,000	7.2%	13,204,000	13,374,000
Fairview Plaza	30.0%	Feb 2013	5.7%	5,772,000	5,859,000	5.7%	5,772,000	5,859,000
Halifax Plaza	30.0%	Feb 2010	6.8%	3,920,000	4,010,000	6.8%	3,920,000	4,010,000
Newport Plaza	30.0%	Feb 2010	6.8%	5,018,000	5,127,000	6.8%	5,018,000	5,127,000
Pine Grove Plaza	100.0%	Mar 2006	8.5%	—	388,000	0.0%	—	500,000
Pine Grove Plaza	100.0%	Sep 2015	5.0%	6,090,000	6,178,000	5.0%	6,090,000	6,178,000
Golden Triangle	100.0%	Apr 2008	6.0%	9,264,000	9,633,000	7.4%	9,116,000	9,371,000
Townfair Center	100.0%	Mar 2008	6.0%	9,656,000	9,916,000	7.0%	9,556,000	9,726,000
Franklin Village Plaza	100.0%	Nov 2011	4.8%	43,500,000	43,500,000	4.8%	43,500,000	43,500,000
Centerville Discount Drug Mart	100.0%	May 2015	5.2%	2,935,000	2,977,000	5.2%	2,935,000	2,977,000
Clyde Discount Drug Mart	100.0%	May 2015	5.2%	2,035,000	2,064,000	5.2%	2,035,000	2,064,000
CVS at Bradford	100.0%	Mar 2017	5.2%	1,023,000	1,099,000	7.1%	937,000	997,000
CVS at Celina	100.0%	Jan 2020	5.2%	1,701,000	1,783,000	7.5%	1,491,000	1,545,000
CVS at Erie	100.0%	Nov 2018	5.2%	1,393,000	1,478,000	7.1%	1,261,000	1,326,000
CVS at Portage Trail	100.0%	Aug 2017	5.0%	1,095,000	1,174,000	7.8%	964,000	1,020,000
Dover Discount Drug Mart	100.0%	May 2015	5.2%	2,226,000	2,258,000	5.2%	2,226,000	2,258,000
East Chestnut	100.0%	Apr 2018	5.2%	2,280,000	2,371,000	7.4%	1,969,000	2,023,000
Fairfield Plaza	100.0%	Jul 2015	5.0%	5,366,000	5,444,000	5.0%	5,366,000	5,444,000
Lodi Discount Drug Mart	100.0%	May 2015	5.2%	2,480,000	2,516,000	5.2%	2,480,000	2,516,000
McCormick Place	100.0%	Jul 2008	5.2%	2,275,000	2,414,000	7.4%	2,207,000	2,299,000
Ontario Discount Drug Mart	100.0%	May 2015	5.2%	2,290,000	2,322,000	5.2%	2,290,000	2,322,000
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.0%	4,361,000	4,425,000	5.0%	4,361,000	4,425,000
Polaris Discount Drug Mart	100.0%	May 2015	5.2%	4,672,000	4,739,000	5.2%	4,672,000	4,739,000
Pondside Plaza	100.0%	May 2015	5.6%	1,210,000	1,226,000	5.6%	1,210,000	1,226,000
Powell Discount Drug Mart	100.0%	May 2015	5.2%	4,476,000	4,540,000	5.2%	4,476,000	4,540,000
Rite Aid at Massillon	100.0%	Jan 2020	5.0%	1,711,000	1,795,000	7.7%	1,471,000	1,524,000
Shelby Discount Drug Mart	100.0%	May 2015	5.2%	2,290,000	2,322,000	5.2%	2,290,000	2,322,000
Staples at Oswego	100.0%	May 2015	5.3%	2,354,000	2,387,000	5.3%	2,354,000	2,387,000
Coliseum Marketplace	100.0%	Jul 2014	5.2%	12,952,000	13,180,000	6.1%	12,229,000	12,354,000
General Booth Plaza	100.0%	Aug 2013	5.2%	5,784,000	5,902,000	6.1%	5,496,000	5,567,000
Kempsville Crossing	100.0%	Aug 2013	5.2%	6,565,000	6,703,000	6.1%	6,239,000	6,324,000
Liberty Marketplace	100.0%	Jul 2014	5.2%	10,099,000	10,324,000	6.1%	9,546,000	9,692,000
Mechanicsburg Giant	100.0%	Nov 2014	5.2%	10,456,000	10,697,000	5.5%	10,229,000	10,437,000
Smithfield Plaza	100.0%	Aug 2013	5.2%	3,689,000	3,758,000	6.1%	3,504,000	3,544,000
Suffolk Plaza	100.0%	Aug 2013	5.2%	4,978,000	5,090,000	6.1%	4,732,000	4,804,000
Virginia Little Creek	100.0%	Aug 2013	5.2%	5,254,000	5,363,000	6.1%	4,993,000	5,060,000
Virginia Little Creek	100.0%	Sep 2021	5.2%	522,000	546,000	8.0%	438,000	453,000
Wal-Mart Center	100.0%	Nov 2015	5.1%	6,081,000	6,168,000	5.1%	6,081,000	6,168,000
Jordan Lane	100.0%	Dec 2015	5.5%	13,669,000	13,845,000	5.5%	13,669,000	13,845,000
Oakland Mills	100.0%	Jan 2016	5.5%	5,139,000	5,200,000	5.5%	5,139,000	5,200,000
Trexler Mall	100.0%	May 2014	5.4%	22,701,000	23,057,000	5.5%	22,472,000	22,794,000
Fieldstone Marketplace	100.0%	Jul 2014	5.4%	19,658,000	19,849,000	6.0%	18,914,000	19,000,000
Pennsboro Commons	100.0%	Mar 2016	5.5%	11,433,000	—	5.5%	11,433,000	—
Shore Mall	100.0%	Aug 2008	5.8%	31,015,000	—	7.0%	30,390,000	—
Shore Mall	100.0%	Jan 2009	5.7%	2,408,000	—	0.0%	2,643,000	—
Gold Star Plaza	100.0%	May 2019	6.0%	2,952,000	—	7.3%	2,760,000	—
Shaw’s Plaza	100.0%	Mar 2014	6.0%	13,895,000	—	5.6%	14,200,000	—
Hamburg Commons	100.0%	Oct 2016	6.1%	5,389,000	—	6.1%	5,389,000	—
Carbondale Plaza	100.0%	Oct 2016	6.1%	5,394,000	—	6.1%	5,394,000	—
Long Reach Village	100.0%	Mar 2014	5.7%	4,921,000	—	5.7%	4,921,000	—

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of December 31, 2006
(unaudited)

			Carrying value amounts			Stated contract amounts
				Balances			Balances
	Percent	Maturity	Int.	Dec 31	Dec 31	Int.	Dec 31	Dec 31
Property	Owned	Date	rate	2006	2005	rate	2006	2005

Meadows Marketplace	100.0%	Nov 2016	5.6%	10,763,000	—	5.6%	10,763,000	—
Gahanna Discount Drug Mart	100.0%	Nov 2016	5.8%	5,195,000	—	5.8%	5,195,000	—
Carrolton Discount Drug Mart	100.0%	Dec 2016	5.6%	2,440,000	—	5.6%	2,440,000	—
Gabriel Brothers Plaza	100.0%	Dec 2016	5.6%	3,200,000	—	5.6%	3,200,000	—
Hudson Discount Drug Mart	100.0%	Dec 2016	5.7%	2,575,000	—	5.7%	2,575,000	—
Westlake Discount Drug Mart	100.0%	Dec 2016	5.6%	3,346,000	—	5.6%	3,346,000	—
Oak Ridge	100.0%	May 2015	5.5%	3,580,000	—	5.5%	3,580,000	—
Elmhurst Square	100.0%	Dec 2014	5.4%	4,244,000	—	5.4%	4,244,000	—
Camp Hill (c)	100.0%	Jan 2017	5.5%	65,000,000	—	5.5%	65,000,000	—

Total fixed-rate mortgages		6.9 years	5.7%	494,764,000	338,988,000	5.9%	$489,195,000	$332,828,000

		[weighted averages]				[weighted average]

Variable-rate mortgages:
LA Fitness Facility (a)	100.0%	Dec 2007	8.1%	4,839,000	4,878,000
Camp Hill (c)	100.0%	Apr 2008	7.2%	—	36,445,000

Total variable-rate mortgages		1.0 years	8.1%	4,839,000	41,323,000

		[weighted averages]

Total mortgages		6.8 years	5.7%	499,603,000	380,311,000

		[weighted averages]

Secured revolving credit		Jan 2009
facility (b)	100.0%	2.1 years	6.6%	68,470,000	147,480,000

		[weighted averages]

Total debt		6.3 years	5.8%	$568,073,000	$527,791,000

		[weighted averages]
Pro rata share of total debt				$547,873,000	$491,774,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of December 31, 2006
(unaudited)

Maturity			Secured
schedule	Scheduled	Balloon	revolving
by year	amortization	payments	credit facility (b)	Total

2007	$7,917,000	$10,327,000		$18,244,000
2008	7,049,000	60,194,000		67,243,000
2009	6,078,000	1,542,000	$68,470,000	76,090,000
2010	6,222,000	8,324,000		14,546,000
2011	6,397,000	55,786,000		62,183,000
2012	7,153,000	15,901,000		23,054,000
2013	6,590,000	35,871,000		42,461,000
2014	5,462,000	85,733,000		91,195,000
2015	3,979,000	55,979,000		59,958,000
2016	2,880,000	46,158,000		49,038,000
2017	1,074,000	60,468,000		61,542,000
2018	888,000	965,000		1,853,000
2019	542,000	—		542,000
2020	73,000	—		73,000
2021	36,000	15,000		51,000

	$62,340,000	$437,263,000	$68,470,000	$568,073,000

(a)	As of January 1, 2006, the Red Lion partnership became an unconsolidated joint venture. On May 23, 2006, the Company sold its interest in the Red Lion partnership and acquired the remaining 50% interest in the LA Fitness Facility partnership.

(b)	The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2009.

(c)	In December 2006, the Company arranged permanent financing at the Camp Hill property and repaid the outstanding construction financing.

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
(unaudited)

		As of December 31, 2006
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Property	percent	net	payable	net	Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$18,814,619	$(13,203,587)	$1,029,413	$5,243,385	$1,397,060	$6,640,445
Fairview Plaza (d)	70%	8,504,823	(5,771,737)	(107,658)	1,596,660	1,028,768	2,625,428
Halifax Plaza (d)	70%	5,347,148	(3,920,000)	127,662	1,165,877	388,933	1,554,810
Newport Plaza (d)	70%	6,233,537	(5,018,184)	378,802	1,126,180	467,975	1,594,155

		$38,900,127	$(27,913,508)	$1,428,219	$9,132,102	$3,282,736	$12,414,838

		As of September 30, 2006
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Property	percent	net	payable	net	Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$18,868,441	$(13,247,934)	$1,214,624	$5,275,958	$1,559,173	$6,835,131
Fairview Plaza (d)	70%	8,551,783	(5,794,194)	(122,458)	1,602,227	1,032,904	2,635,131
Halifax Plaza (d)	70%	5,375,441	(3,942,500)	77,606	1,153,558	356,989	1,510,547
Newport Plaza (d)	70%	6,267,607	(5,045,484)	362,344	1,110,649	473,818	1,584,467

		$39,063,272	$(28,030,112)	$1,532,116	$9,142,392	$3,422,884	$12,565,276

		As of June 30, 2006
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Property	percent	net	payable	net	Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,003,100	$(13,288,889)	$1,090,243	$5,242,703	$1,561,751	$6,804,454
Fairview Plaza (d)	70%	8,595,465	(5,815,423)	(158,015)	1,592,875	1,029,152	2,622,027
Halifax Plaza (d)	70%	5,401,514	(3,965,000)	124,736	1,212,996	348,254	1,561,250
Newport Plaza (d)	70%	6,298,399	(5,072,784)	414,659	1,153,608	486,666	1,640,274

		$39,298,478	$(28,142,096)	$1,471,623	$9,202,182	$3,425,823	$12,628,005

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties (Continued)
(unaudited)

		As of March 31, 2006
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Property	percent	net	payable	net	Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,137,754	$(13,329,083)	$1,011,858	$5,212,817	$1,607,712	$6,820,529
Fairview Plaza (d)	70%	8,634,920	(5,836,340)	(179,189)	1,592,714	1,026,677	2,619,391
Halifax Plaza (d)	70%	5,426,527	(3,987,500)	103,011	1,197,702	344,336	1,542,038
Newport Plaza (d)	70%	6,332,453	(5,100,084)	347,933	1,119,893	460,409	1,580,302
LA Fitness Facility (f)	50%	5,723,513	(4,870,230)	253,503	806,444	300,342	1,106,786

		$45,255,167	$(33,123,237)	$1,537,116	$9,929,570	$3,739,476	$13,669,046

		As of December 31, 2005
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Property	percent	net	payable	net	Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,279,062	$(13,373,758)	$1,322,219	$5,211,000	$2,016,523	$7,227,523
Red Lion (f)	80%	18,364,848	(16,310,014)	1,720,818	2,411,397	1,364,255	3,775,652
Fairview Plaza (d)	70%	8,686,016	(5,858,777)	(233,195)	1,564,351	1,029,693	2,594,044
Halifax Plaza (d)	70%	5,453,408	(4,010,000)	41,126	1,163,630	320,904	1,484,534
Newport Plaza (d)	70%	6,368,100	(5,127,384)	254,933	1,063,636	432,013	1,495,649
LA Fitness Facility (f)	50%	5,749,656	(4,878,220)	464,655	925,137	410,954	1,336,091

		$63,901,090	$(49,558,153)	$3,570,556	$12,339,151	$5,574,342	$17,913,493

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties (Continued)
(unaudited)

		Three months ended December 31, 2006
		Property-level operations							Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Property	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (e)	Net income	Regular	Preference	Cedar (b)

Loyal Plaza	75%	$720,383	$206,184		$142,872	$371,327	$255,039	$116,288	$87,216	$29,072	$—

Fairview Plaza (d)	70%	230,918	42,818		48,221	139,879	84,704	55,175)
								)
Halifax Plaza (d)	70%	212,096	44,581		29,355	138,160	70,892	67,268)	130,615	11,195	$44,783
								)
Newport Plaza (d)	70%	244,209	57,221		34,206	152,782	88,632	64,150)

		$1,407,606	$350,804	$—	$254,654	$802,148	$499,267	$302,881	$217,831	$40,267	$44,783

		Three months ended September 30, 2006
		Property-level operations							Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Property	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (e)	Net income	Regular	Preference	Cedar (b)

Loyal Plaza	75%	$705,058	$112,960	$23,676	$138,586	$429,836	$247,721	$182,115	$136,586	$45,529	$—

Fairview Plaza (d)	70%	251,526	36,609	6,980	48,109	159,828	85,022	74,806)
								)
Halifax Plaza (d)	70%	180,877	37,099	4,916	29,350	109,512	70,708	38,804)	130,993	11,226	$44,914
								)
Newport Plaza (d)	70%	247,980	46,322	6,181	34,138	161,339	87,816	73,523)

		$1,385,441	$232,990	$41,753	$250,183	$860,515	$491,267	$369,248	$267,579	$56,755	$44,914

		Three months ended June 30, 2006
		Property-level operations							Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Property	percent	Revenues	expenses	mgt. fees	amortization	income	inc/exp (e)	Net income	Regular	Preference	Cedar (b)

Loyal Plaza	75%	$727,461	$147,122	$17,023	$138,569	$424,747	$246,001	$178,746	$134,060	$44,687	$—

Fairview Plaza (d)	70%	238,625	36,749	6,817	47,937	147,122	84,410	62,712)
								)
Halifax Plaza (d)	70%	186,970	36,352	5,385	29,364	115,869	78,256	37,613)	101,139	8,669	34,676
								)
Newport Plaza (d)	70%	224,894	52,234	6,550	34,054	132,056	87,897	44,159)

LA Fitness (f)	50%	105,658	511	3,170	16,561	85,416	51,773	33,643	16,822	3,870	12,952

		$1,483,608	$272,968	$38,945	$266,485	$905,210	$548,337	$356,873	$252,020	$57,225	$47,628

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties (Continued)
(unaudited)

		Three months ended March 31, 2006
		Property-level operations								Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op			<<< Partners >>>
Property	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (e)	Net income		Regular	Preference	Cedar (b)

Loyal Plaza	75%	$726,566	$187,395	$21,756	$145,376	$372,039	$250,222	$121,817		$91,363	$30,454	$—

Fairview Plaza (d)	70%	273,667	30,773	6,886	52,383	183,625	83,806	99,819	)
									)
Halifax Plaza (d)	70%	187,480	36,131	5,475	29,348	116,526	69,852	46,674	)	139,893	11,992	47,962
									)
Newport Plaza (d)	70%	232,705	51,682	6,365	35,647	139,011	85,657	53,354	)

LA Fitness (f)	50%	185,400	898	5,562	29,059	149,881	90,845	59,036		29,518	6,789	22,729

		$1,605,818	$306,879	$46,044	$291,813	$961,082	$580,382	$380,700		$260,774	$49,235	$70,691

		Three months ended December 31, 2005
		Property-level operations								Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op			<<< Partners >>>
Property	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (e)	Net income		Regular	Preference	Cedar (b)

Loyal Plaza	75%	$757,156	$133,068	$26,228	$138,559	$459,301	$252,883	$206,418		$154,814	$51,605	$—

Red Lion (f)	80%	638,887	203,332	18,967	107,272	309,316	385,873	(76,557)		(61,247)	—	(15,310)

Fairview Plaza (d)	70%	266,408	49,246	5,795	47,612	163,755	85,968	77,787	)
									)
Halifax Plaza (d)	70%	210,738	41,251	6,940	29,348	133,199	72,290	60,909	)	124,457	10,670	42,669
									)
Newport Plaza (d)	70%	218,224	46,819	7,530	34,054	129,821	90,721	39,100	)

LA Fitness (f)	50%	185,400	907	5,562	26,872	152,059	86,946	65,113		32,557	7,488	25,069

		$2,276,813	$474,623	$71,022	$383,717	$1,347,451	$974,681	$372,770		$250,581	$69,762	$52,428

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties (Continued)
(unaudited)

				Three months ended December 31, 2006
	Partners’			Share of FFO (a)
Property	percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$192,912	$66,247	$259,159

Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	202,608	95,767	298,375
			)
Newport Plaza (d)	70%	30%	)

				$395,520	$162,014	$557,534

				Three months ended September 30, 2006
	Partners’			Share of FFO (a)
Property	percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$235,990	$84,710	$320,700

Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	202,785	95,943	298,728
			)
Newport Plaza (d)	70%	30%	)

				$438,775	$180,653	$619,428

				Three months ended June 30, 2006
	Partners’			Share of FFO (a)
Property	percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$233,621	$83,695	$317,316

Fairview Plaza (d)	70%	30%	)
			)

Halifax Plaza (d)	70%	30%	)	181,124	74,714	255,838
			)

Newport Plaza (d)	70%	30%	)

LA Fitness (f)	50%	50%		31,257	18,948	50,205

				$446,002	$177,357	$623,359

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties (Continued)
(unaudited)

				Three months ended March 31, 2006
	Partners’			Share of FFO (a)
Property	percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$198,535	$68,658	$267,193

Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	212,128	105,098	317,226
			)
Newport Plaza (d)	70%	30%	)

LA Fitness (f)	50%	50%		54,848	33,247	88,095

				$465,511	$207,003	$672,514

				Three months ended December 31, 2005
	Partners’			Share of FFO (a)
Property	percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$252,983	$91,994	$344,977

Red Lion (f)	80%	20%		24,570	6,143	30,713

Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	197,778	91,035	288,813
			)
Newport Plaza (d)	70%	30%	)

LA Fitness (f)	50%	50%		56,793	35,192	91,985

				$532,124	$224,364	$756,488

(a)	The Partners’ and Cedar’s respective shares of equity and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners.

(b)	Includes limited partners’ share.

(c)	Equity includes net receivable/payable balances on open account between joint venture and wholly-owned entities.

(d)	As each of these three properties is under an umbrella partnership, any shortfall in required preference returns with respect to any one of the properties will be offset by excess cash flow from any of the other properties.

(e)	Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.

(f)	As of January 1, 2006, the Red Lion partnership became an unconsolidated joint venture. On May 23, 2006, Cedar sold its interest in the Red Lion partnership and acquired the remaining 50% interest in the LA Fitness facility. The results shown above for the LA Fitness facility are for the periods prior to its becoming a wholly-owned property.